Evergreen Special Values Fund: Semiannual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Special Values Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“While we are cautious about investment opportunities for the next six months, we are more bullish regarding the three to five-year outlook. Stocks are modestly undervalued, but the economy has not yet shown persuasive evidence of a significant strengthening. . . . However, we see much more potential when we look beyond the immediate worries. We believe we are finding a number of companies with good prospects that could post improved performance when geopolitical worries are resolved and the economy starts to show sustained growth.”

MANAGEMENT TEAM

James M. Tringas, CFA
Value Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 5/7/1993
	Class A	Class B	Class C	Class I
Class Inception Date	5/7/1993	3/26/1999	12/12/2000	7/23/1996

6-month return with sales charge	-7.50%	-6.97%	-4.19%	N/A

6-month return w/o sales charge	-1.88%	-2.23%	-2.28%	-1.79%

Average Annual Return*

1 year with sales charge	-16.59%	-16.40%	-13.88%	N/A

1 year w/o sales charge	-11.51%	-12.14%	-12.16%	-11.33%

5 year	3.91%	4.25%	4.62%	5.41%

Since portfolio inception	11.37%	11.74%	11.76%	12.10%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	-0.05%	-0.82%	-0.81%	0.20%

6-month income dividends per share	$0.00	$0.00	$0.00	$0.05

6-month capital gain distributions
per share	$0.57	$0.57	$0.57	$0.57

* Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and I are based on the performance of Classes A, B, C and Y of the fund’s predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher. The advisor is currently waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Special Values Fund Class A shares,1 versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -1.88% for the six-month period ended January 31, 2003, excluding any applicable sales charges. During the same period, the Russell 2000 Value Index (Russell 2000 Value) returned -5.74%, while the median return of funds in the Lipper Small Cap Value Funds Classification was -5.11%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment like during the period?

The market experienced significant volatility during the six months, with sharp reversals of stock price trends in both directions. During one move, the small cap value market, as reflected by the Russell 2000 Value, lost more than 20% of its value. During another move, it rose by more than 22%.

The period began in the middle of a market correction, as investors were re-evaluating their earlier highly optimistic projections of both a robust resurgence in the economy and a healthy rebound in stock prices. Stock prices drifted lower in the first two months of the period, before gaining strength amidst rising expectations for the economy in October and November 2002. However, stock prices fell again in the final two months of the period because of recurring worries about the economy and growing concerns about the possibility of war with Iraq.

Small cap value stocks tended to perform in line with the overall market during this volatile market.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$410,894,146

Number of Holdings	139

Beta*	0.57

R-squared*	0.50

P/E Ratio	12.3x

*As of 12/31/2002

How would you describe your investment strategy in this environment?

We take a long-term approach in managing the fund, keeping the portfolio well diversified and striving to minimize risk by emphasizing financially strong companies with healthy cash flow and low debt. Our management process is highly disciplined and we build the portfolio one stock at a time, using intensive analysis to search for companies with attractive stock valuations that are led by strong management teams.

We typically own a stock for 2.5 to three years and we do not reposition the portfolio in anticipation of changing market or economic trends. Rather, we build a portfolio for the longer term, with careful attention to controlling risk. We believe that if the downside risk to an investment is minimal, a portfolio of quality companies with strong franchises and good managements will perform well.

While we did not make major changes in the portfolio during the six months, we did take advantage of the disappointing consumer spending during the recent holiday season to invest in high-quality retailers whose stocks had fallen to very attractive levels. For

PORTFOLIO MANAGER INTERVIEW continued

example, we established a position in Borders Group, the book retailing chain, and added to our holdings in Payless ShoeSource, the shoe shore chain, and Zales Jewelers.

Borders, which operates the Walden Books chain as well as Borders stores, had little debt, a strong balance sheet and a stock that was trading at just 10 times earnings. Payless, a strong franchise that continued to have healthy earnings, also had what we believed to be a very reasonable stock price. The stock of Zales was trading at close to book value and offered excellent value, in our opinion. Its management team is highly disciplined and recently launched a stock buyback program.

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Consumer Discretionary	21.8%

Industrials	18.4%

Financials	13.4%

Information Technology	10.0%

Materials	9.8%

What were some examples of investments that helped support performance or that proved to be disappointments?

Imation, a technology company that develops and manufactures tapes and other removable data storage products, performed very well. Its management team has repositioned the company by emphasizing products that helped corporations protect the integrity of their stored data. The value of Imation’s stock has almost doubled since we assembled a position in the fall of 2001.

Nam Tai Electronics, which is based in Taiwan, provides design and manufacturing services for components of consumer electronics and hand-held telephones. We were attracted to the company by its healthy cash flow and consistent earnings. The stock has made solid gains since we assembled a position in 2000 and 2001 at very reasonable prices.

Black Box, which builds and maintains complex technical networks for corporations and large institutions, was another excellent performer after we bought it at an attractive price in the third quarter of 2002.

Harris Corporation, however, was a disappointment. This company designs communications systems. While its defense-based business showed promise, the slow growth of its commercial business held back earnings and the stock price declined.

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Payless ShoeSource, Inc.	2.0%

Liberty Corp.	1.9%

Mueller Industries, Inc.	1.6%

Briggs & Stratton Corp.	1.6%

Centex Construction Products, Inc.	1.6%

Commonwealth Telephone Enterprises	1.6%

Triarc Companies, Inc.	1.6%

Pulitzer, Inc.	1.5%

Belden, Inc.	1.4%

Universal Corp.	1.4%

What is your investment outlook?

While we are cautious about investment opportunities for the next six months, we are more bullish regarding the three to five-year

PORTFOLIO MANAGER INTERVIEW continued

outlook. Stocks are modestly undervalued, but the economy has not yet shown persuasive evidence of a significant strengthening. Meanwhile, geopolitical tensions, from Iraq to North Korea, add to the uncertainty felt by investors. However, we see much more potential when we look beyond the immediate worries. We believe we are finding a number of companies with good prospects that could post improved performance when geopolitical worries are resolved and the economy starts to show sustained growth.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended	Year Ended November 30,
	(unaudited)[1]	July 31, 2002[2,3]	2001[1,3]	2000[1,3]	1999[3]	1998[1,3]	1997[1,3]
CLASS A
Net asset value, beginning of period	$18.09	$20.29	$16.53	$16.03	$16.13	$18.64	$15.67
Income from investment operations
Net investment income	0.01	0.01	0.16	0.22	0.25	0.19	0.13
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.33	-0.97	3.97	1.08	0.56	-0.87	4.53
Total from investment operations	-0.32	-0.96	4.13	1.30	0.81	-0.68	4.66

Distributions to shareholders from
Net investment income	0	-0.10	-0.24	-0.28	-0.16	-0.12	-0.08
Net realized gains	-0.57	-1.14	-0.13	-0.52	-0.75	-1.71	-1.61
Total distributions to shareholders	-0.57	-1.24	-0.37	-0.80	-0.91	-1.83	-1.69

Net asset value, end of period	$17.20	$18.09	$20.29	$16.53	$16.03	$16.13	$18.64
Total return[4]	-1.88%	-5.23%	25.43%	8.52%	5.40%	-3.86%	33.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$88,520	$81,516	$76,469	$62,486	$65,348	$59,408	$37,766
Ratios to average net assets
Expenses[5]	1.20%[6]	1.96%[6]	1.20%	1.21%	1.23%	1.25%	1.35%
Net investment income	0.09%[6]	0.08%[6]	0.84%	1.38%	1.61%	0.98%	0.74%
Portfolio turnover rate	21%	32%	45%	42%	44%	20%	46%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

3.  As of the close of business on June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class Y became owners of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting and performance survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 17, 2002 have been carried forward.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended	Year Ended November 30,
	(unaudited)[1]	July 31, 2002[2,3]	2001[1,3]	2000[1,3]	1999[3,4]
CLASS B
Net asset value, beginning of period	$17.92	$20.10	$16.40	$15.99	$14.60
Income from investment operations
Net investment income (loss)	-0.06	-0.11	0	0.10	0.17
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.33	-0.92	3.96	1.08	1.22
Total from investment operations	-0.39	-1.03	3.96	1.18	1.39

Distributions to shareholders from
Net investment income	0	-0.01	-0.13	-0.25	0
Net realized gains	-0.57	-1.14	-0.13	-0.52	0
Total distributions to shareholders	-0.57	-1.15	-0.26	-0.77	0

Net asset value, end of period	$16.96	$17.92	$20.10	$16.40	$15.99
Total return[5]	-2.23%	-5.67%	24.42%	7.74%	9.52%
Ratios and supplemental data
Net assets, end of period (thousands)	$7,940	$2,967	$1,153	$427	$350
Ratios to average net assets
Expenses[6]	1.96%[7]	1.95%[7]	1.95%	1.96%	1.98%[7]
Net investment income (loss)	-0.63%[7]	-0.68%[7]	0.02%	0.61%	0.93%[7]
Portfolio turnover rate	21%	32%	45%	42%	44%

1.  Net investment income (loss) per share is based on average shares outstanding during the period.

2.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

3.  As of the close of business on June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class Y became owners of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting and performance survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 17, 2002 have been carried forward.

4.  For the period from March 26, 1999 (commencement of class operations), to November 30, 1999.

5.  Excluding applicable sales charges

6.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended	Year Ended November 30, 2001[1,2]
	(unaudited)[3]	July 31, 2002[2,3,4]
CLASS C
Net asset value, beginning of period	$17.96	$20.16	$17.46
Income from investment operations
Net investment loss	-0.06	-0.12	-0.01
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.16	-0.92	3.12
Total from investment operations	-0.22	-1.04	3.11

Distributions to shareholders from
Net investment income	0	-0.02	-0.28
Net realized gains	-0.57	-1.14	-0.13
Total distributions to shareholders	-0.57	-1.16	-0.41

Net asset value, end of period	$17.17	$17.96	$20.16
Total return[5]	-2.28%	-5.66%	18.27%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,783	$1,908	$367
Ratios to average net assets
Expenses[6]	1.96%[7]	1.95%[7]	1.95%[7]
Net investment loss	-0.63%[7]	-0.70%[7]	-0.05%[7]
Portfolio turnover rate	21%	32%	45%

1.  For the period from December 12, 2000 (commencement of class operations), to November 30, 2001.

2.  As of the close of business on June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class Y became owners of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting and performance survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 17, 2002 have been carried forward.

3.  Net investment loss per share is based on average shares outstanding during the period.

4.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

5.  Excluding applicable sales charges

6.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

7.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended	Year Ended November 30,
	(unaudited)[1]	July 31, 2002[2,3]	2001[1,3]	2000[1,3]	1999[3]	1998[3]	1997[3]
CLASS I
Net asset value, beginning of period	$18.13	$20.34	$16.57	$16.07	$16.18	$18.67	$15.67
Income from investment operations
Net investment income	0.03	0.05	0.20	0.26	0.30	0.21	0.16
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-0.33	-0.97	3.98	1.08	0.54	-0.84	4.53
Total from investment operations	-0.30	-0.92	4.18	1.34	0.84	-0.63	4.69

Distributions to shareholders from
Net investment income	-0.05	-0.15	-0.28	-0.32	-0.20	-0.15	-0.08
Net realized gains	-0.57	-1.14	-0.13	-0.52	-0.75	-1.71	-1.61
Total distributions to shareholders	-0.62	-1.29	-0.41	-0.84	-0.95	-1.86	-1.69

Net asset value, end of period	$17.21	$18.13	$20.34	$16.57	$16.07	$16.18	$18.67
Total return	-1.79%	-5.04%	25.74%	8.79%	5.61%	-3.59%	33.29%
Ratios and supplemental data
Net assets, end of period (thousands)	$308,650	$215,922	$198,817	$128,300	$109,969	$90,550	$84,501
Ratios to average net assets
Expenses[4]	0.95%[5]	0.94%[5]	0.95%	0.96%	0.98%	1.00%	1.11%
Net investment income	0.35%[5]	0.34%[5]	1.08%	1.61%	1.85%	1.26%	0.88%
Portfolio turnover rate	21%	32%	45%	42%	44%	20%	46%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the eight months ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

3.  As of the close of business on June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class Y became owners of that number of shares of Evergreen Special Values Fund, Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting and performance survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 17, 2002 have been carried forward.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 87.0%
CONSUMER DISCRETIONARY 21.8%
Auto Components 1.6%
Superior Industries International, Inc.	121,855	$ 5,041,141
Wescast Industries, Inc., Class A	69,100	1,608,648
6,649,789
Hotels, Restaurants & Leisure 3.9%
CBRL Group, Inc.	73,000	2,328,700
Extended Stay America, Inc.	163,100	1,916,425
GTECH Holdings Corp. *	116,940	3,180,768
Ryan’s Family Steak Houses, Inc. *	222,400	2,357,440
Triarc Companies, Inc., Class A *	250,156	6,383,981
16,167,314
Household Durables 1.7%
American Greetings Corp., Class A *	84,110	1,169,129
Skyline Corp.	82,832	2,215,756
Tupperware Corp.	235,600	3,642,376
7,027,261
Leisure Equipment & Products 0.5%
Hasbro, Inc.	184,500	2,214,000
Media 5.6%
Championship Auto Racing Teams, Inc. *	578,319	2,105,081
Cordiant Communications Group, ADR	126,661	265,988
Grey Global Group, Inc.	1,835	1,168,879
Liberty Corp.	197,242	7,712,162
Pulitzer, Inc.	139,383	6,216,482
TMP Worldwide, Inc. *	78,406	866,386
World Wrestling Entertainment, Inc., Class A *	304,400	2,462,596
Young Broadcasting, Inc., Class A *	157,670	2,172,693
22,970,267
Multi-line Retail 1.1%
Neiman Marcus Group, Class A *	109,226	3,087,819
Neiman Marcus Group, Class B *	49,055	1,261,695
4,349,514
Specialty Retail 4.3%
Borders Group, Inc. *	132,968	2,014,465
Burlington Coat Factory Warehouse Corp.	33,100	589,180
Gadzooks, Inc. *	577,961	2,109,557
Payless ShoeSource, Inc. *	167,682	8,023,584
Tweeter Home Entertainment Group, Inc. *	268,300	1,261,010
Zale Corp. *	118,846	3,624,803
17,622,599
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Textiles & Apparel 3.1%
Nautica Enterprises, Inc. *	265,915	$ 2,853,268
Russell Corp.	244,123	3,913,292
Stride Rite Corp.	170,700	1,377,549
Tommy Hilfiger Corp.	448,800	2,917,200
Vans, Inc. *	327,623	1,631,562
12,692,871
CONSUMER STAPLES 4.0%
Food & Drug Retailing 1.0%
Casey’s General Stores, Inc.	364,944	4,156,712
Food Products 1.6%
Corn Products International, Inc.	67,000	2,006,650
Delta & Pine Land Co.	147,600	2,974,140
Interstate Bakeries Corp.	46,300	675,980
Omega Protein Corp. *	253,458	980,882
6,637,652
Tobacco 1.4%
Universal Corp.	152,333	5,625,658
ENERGY 5.4%
Energy Equipment & Services 0.7%
Atwood Oceanics, Inc. *	106,992	2,963,679
Oil & Gas 4.7%
Berry Petroleum Co., Class A	171,070	2,762,780
Cabot Oil & Gas Corp., Class A	73,190	1,720,697
Forest Oil Corp. *	157,838	3,788,112
Patina Oil & Gas Corp.	125,701	4,053,857
Prima Energy Corp. *	66,205	1,430,690
Teekay Shipping Corp.	100,169	3,907,593
Tom Brown, Inc. *	69,410	1,733,862
19,397,591
FINANCIALS 13.0%
Diversified Financials 3.3%
AmeriCredit Corp. *	537,900	1,689,006
Eaton Vance Corp.	92,085	2,556,280
Investment Technology Group	205,351	3,493,021
John Nuveen Co., Class A	160,638	3,750,897
Leucadia National Corp.	60,270	2,108,847
13,598,051
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance 5.9%
CNA Surety Corp.	302,300	$ 2,176,560
IPC Holdings, Ltd.	80,580	2,336,014
Landamerica Financial Group, Inc.	111,446	4,340,822
Merchants Group, Inc.	89,726	2,049,342
MONY Group, Inc.	147,210	3,391,718
Radian Group, Inc.	80,916	2,985,800
Stewart Information Services Corp. *	170,494	3,754,278
White Mountains Insurance Group, Ltd.	9,500	3,016,250
24,050,784
Real Estate 3.8%
Aegis Realty, Inc. REIT	242,642	2,802,515
Forest City Enterprises, Inc.	162,810	5,397,152
La Quinta Corp. REIT *	1,232,795	5,116,099
Post Property, Inc. REIT	93,200	2,282,468
15,598,234
HEALTH CARE 3.4%
Health Care Equipment & Supplies 1.6%
Edwards Lifesciences Corp. *	81,600	2,081,616
Lumenis, Ltd. *	183,100	216,058
West Pharmaceutical Services, Inc.	212,050	4,024,709
6,322,383
Health Care Providers & Services 1.8%
Hanger Orthopedic Group *	83,300	1,162,035
NDCHealth Corp.	152,960	3,325,350
Quintiles Transnational Corp. *	149,800	1,903,958
Trover Solutions, Inc. *	203,610	1,048,592
7,439,935
INDUSTRIALS 18.4%
Aerospace & Defense 0.4%
EnPro Industries, Inc. *	371,744	1,479,541
Commercial Services & Supplies 3.6%
Comfort Systems USA, Inc., *	581,500	1,796,835
Heidrick & Struggles International, Inc. *	182,780	2,363,345
Information Resources, Inc. *	321,465	433,978
John H. Harland Co.	173,312	3,821,530
National Service Industries, Inc.	378,243	2,288,370
Per-Se Technologies, Inc. *	509,563	4,117,269
14,821,327
Construction & Engineering 1.5%
Butler Manufacturing Co.	223,530	4,470,600
EMCOR Group, Inc. *	39,179	1,860,611
6,331,211
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Electrical Equipment 3.6%
A.O. Smith Corp.	105,346	$ 2,737,943
Belden, Inc.	393,635	5,758,880
Franklin Electric Co., Inc.	34,879	1,731,045
Genlyte Group, Inc. *	89,987	2,665,505
Rayovac Corp. *	145,868	2,012,978
14,906,351
Machinery 6.8%
Ampco Pittsburgh Corp.	154,486	1,957,338
Briggs & Stratton Corp.	159,171	6,567,395
Joy Global, Inc. *	287,418	3,187,466
Kadant, Inc. *	319,354	5,278,922
Mueller Industries, Inc. *	266,041	6,770,743
Supreme Industries, Inc., Class A *	427,320	1,752,012
Velcro Industries, N.V.	142,834	1,366,921
Wolverine Tube, Inc. *	231,014	1,254,406
28,135,203
Road & Rail 2.5%
Arkansas Best Corp.	188,570	4,565,280
RailAmerica, Inc. *	302,781	1,877,242
U.S. Freightways Corp.	137,601	3,617,530
10,060,052
INFORMATION TECHNOLOGY 10.0%
Communications Equipment 3.0%
Adaptec, Inc. *	237,690	1,407,125
Black Box Corp.	63,316	2,599,755
Commscope, Inc. *	246,123	2,084,662
Computer Network Technology *	209,500	1,569,155
Harris Corp.	149,424	4,662,028
12,322,725
Computers & Peripherals 1.4%
Imation Corp. *	100,105	3,577,753
Quantum Corp. *	574,128	1,992,224
5,569,977
Electronic Equipment & Instruments 1.8%
Kemet Corp. *	261,560	1,987,856
Millipore Corp.	68,080	2,199,665
Nam Tai Electronics	38,015	1,251,834
Technitrol, Inc.	134,482	2,139,608
7,578,963
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Internet Software & Services 1.5%
EarthLink, Inc. *	355,401	$ 1,887,180
Kana Software, Inc. *	124,200	412,344
Register.com, Inc. *	429,400	2,451,874
VeriSign, Inc. *	158,465	1,307,336
6,058,734
Semiconductor Equipment & Products 1.3%
Credence Systems Corp. *	121,100	948,213
Electroglas, Inc. *	360,150	442,985
Lattice Semiconductor Corp. *	149,100	1,125,705
Standard Microsystems Corp. *	174,454	2,791,264
5,308,167
Software 1.0%
Novell, Inc.	404,000	1,308,960
Progress Software Corp. *	93,500	1,341,725
Roxio, Inc. *	305,899	1,410,194
4,060,879
MATERIALS 9.4%
Chemicals 1.7%
American Pacific Corp. *	134,900	1,270,758
FMC Corp. *	139,694	2,791,086
Octel Corp. *	199,667	2,835,272
6,897,116
Construction Materials 2.5%
Centex Construction Products, Inc.	192,545	6,527,276
Lafarge North America, Inc.	132,470	3,937,008
10,464,284
Containers & Packaging 3.1%
Jarden Corp. *	117,550	3,109,197
Packaging Corp. of America *	207,266	3,475,851
Rock-Tennessee Co., Class A	232,990	3,198,953
Silgan Holdings, Inc. *	134,800	2,763,400
12,547,401
Metals & Mining 1.1%
Commercial Metals Co.	117,900	1,715,445
Roanoke Electric Steel Corp.	99,790	928,047
Stillwater Mining Co. *	486,100	2,080,508
4,724,000
Paper & Forest Products 1.0%
Deltic Timber Corp.	160,460	3,913,619
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.6%
Diversified Telecommunication Services 1.6%
Broadwing, Inc. *	74,200	$ 296,058
Commonwealth Telephone Enterprises *	179,375	6,412,656
6,708,714
Total Common Stocks		357,372,558
PREFERRED STOCKS 0.8%
FINANCIALS 0.4%
Real Estate 0.4%
Price Legacy Corp., Ser. A REIT	105,439	1,746,334
MATERIALS 0.4%
Chemicals 0.4%
Hercules Trust 1	74,800	1,499,740
Total Preferred Stocks		3,246,074
MUTUAL FUND SHARES 4.1%
Mutual Funds 4.1%
iShares Russell 2000 Index Fund	45,000	3,340,800
iShares Russell 2000 Value Fund	34,500	3,750,495
iShares Russell MidCap Value Fund	53,000	3,549,940
iShares S&P SmallCap 600 Index Fund	35,000	3,306,450
iShares S&P SmallCap 600 Value Fund	40,000	2,792,000
Total Mutual Fund Shares		16,739,685
SHORT-TERM INVESTMENTS 8.1%
MUTUAL FUND SHARES 8.1%
Evergreen Institutional Money Market Fund (o)	33,544,942	33,544,942
Total Investments (cost $407,473,766) 100.0%		410,903,259
Other Assets and Liabilities 0.0%		(9,113)
Net Assets 100.0%		$ 410,894,146

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 407,473,766
Net unrealized gains on securities	3,429,493

Market value of securities	410,903,259
Receivable for securities sold	1,543,158
Receivable for Fund shares sold	954,504
Dividends and interest receivable	354,096
Prepaid expenses and other assets	49,138

Total assets	413,804,155

Liabilities
Payable for securities purchased	2,219,168
Payable for Fund shares redeemed	644,190
Advisory fee payable	22,083
Distribution Plan expenses payable	2,899
Due to other related parties	3,315
Accrued expenses and other liabilities	18,354

Total liabilities	2,910,009

Net assets	$ 410,894,146

Net assets represented by
Paid-in capital	$ 405,128,668
Overdistributed net investment income	(66,746)
Accumulated net realized gains on securities, futures contracts and
foreign currency related transactions	2,402,731
Net unrealized gains on securities	3,429,493

Total net assets	$ 410,894,146

Net assets consists of
Class A	$ 88,520,437
Class B	7,940,140
Class C	5,783,313
Class I	308,650,256

Total net assets	$ 410,894,146

Shares outstanding
Class A	5,146,976
Class B	468,143
Class C	340,233
Class I	17,937,120

Net asset value per share
Class A	$ 17.20
Class A -- Offering price (based on sales charge of 5.75%)	$ 18.25
Class B	$ 16.96
Class C	$ 17.00
Class C -- Offering price (based on sales charge of 1.00%)	$ 17.17
Class I	$ 17.21

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding tax of $2,156)	$ 1,955,589
Interest	390,970

Total investment income	2,346,559

Expenses
Advisory fee	1,442,173
Distribution Plan expenses
Class A	108,857
Class B	26,927
Class C	19,246
Administrative services fees	180,271
Transfer agent fee	226,425
Trustees’ fees and expenses	3,576
Printing and postage expenses	22,020
Custodian fee	42,240
Registration and filing fees	19,707
Professional fees	10,877
Other	55,847

Total expenses	2,158,166
Less: Expense reductions	(1,159)
Fee waivers	(289,197)

Net expenses	1,867,810

Net investment income	478,749

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized losses on:
Securities	(1,372,633)
Futures contracts	(3,234,572)
Foreign currency related transactions	(32)

Net realized losses on securities, futures contracts and foreign currency related transactions	(4,607,237)
Net change in unrealized gains or losses on securities, futures contracts and
foreign currency related transactions	(4,572,871)

Net realized and unrealized gains or losses on securities, futures contracts and
foreign currency related transactions	(9,180,108)

Net decrease in net assets resulting from operations	$ (8,701,359)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002 (a)

Operations
Net investment income		$ 478,749		$ 522,540
Net realized gains or losses on securities,
futures contracts and foreign currency
related transactions		(4,607,237)		19,281,570
Net change in unrealized gains or losses
on securities, futures contracts and
foreign currency related transactions		(4,572,871)		(41,376,357)

Net decrease in net assets resulting from
operations		(8,701,359)		(21,572,247)

Distributions to shareholders from
Net investment income
Class A		0		(377,055)
Class B		0		(586)
Class C		0		(338)
Class I		(723,467)		(1,453,283)
Net realized gains
Class A		(2,754,835)		(4,324,204)
Class B		(210,864)		(67,958)
Class C		(155,231)		(22,555)
Class I		(9,087,254)		(11,223,895)

Total distributions to shareholders		(12,931,651)		(17,469,874)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,110,622	20,072,047	1,497,737	31,116,374
Class B	327,738	5,829,768	121,997	2,453,667
Class C	242,171	4,335,536	98,080	1,988,234
Class I	7,016,509	126,778,126	4,512,729	92,765,600

		157,015,477		128,323,875

Net asset value of shares issued in
reinvestment of distributions
Class A	149,798	2,663,419	234,513	4,601,134
Class B	11,350	199,192	3,478	67,887
Class C	7,538	132,595	1,170	22,889
Class I	530,304	9,428,799	486,425	9,548,510

		12,424,005		14,240,420

Automatic conversion of Class B shares to
Class A shares
Class A	9,337	169,155	0	0
Class B	(9,448)	(169,155)	0	0

		0		0

Payment for shares redeemed
Class A	(628,952)	(11,210,794)	(995,554)	(20,066,817)
Class B	(27,116)	(473,716)	(17,191)	(327,679)
Class C	(15,743)	(270,612)	(11,173)	(213,184)
Class I	(1,521,810)	(27,270,846)	(2,862,243)	(57,405,800)

		(39,225,968)		(78,013,480)

(a) For the eight months ended July 31, 2002. The fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

Six Months Ended
	January 31, 2003	Year Ended
	(unaudited)	July 31, 2002 (a)

Net increase in net assets resulting from
capital share transactions	$ 130,213,514	$ 64,550,815

Total increase in net assets	108,580,504	25,508,694
Net assets
Beginning of period	302,313,642	276,804,948

End of period	$ 410,894,146	$ 302,313,642

Undistributed (overdistributed)
net investment income	$ (66,746)	$ 177,972

(a) For the eight months ended July 31, 2002. The fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	November 30, 2001(a)

Operations
Net investment income		$ 2,453,694
Net realized gains on securities, futures contracts and foreign currency related
transactions		13,176,154
Net change in unrealized gains or losses on securities, futures contracts and
foreign currency related transactions		34,880,749

Net increase in net assets resulting from operations		50,510,597

Distributions to shareholders from
Net investment income
Class A		(892,213)
Class B		(3,191)
Class C		(4)
Class I		(2,128,000)
Net realized gains
Class A		(485,340)
Class B		(3,306)
Class C		(2)
Class I		(984,200)

Total distributions to shareholders		(4,496,256)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	1,297,425	24,912,287
Class B	34,364	654,980
Class C	19,238	362,421
Class I	3,950,171	74,750,277

		100,679,965

Net asset value of shares issued in reinvestment of distributions
Class A	79,778	1,342,683
Class B	386	6,491
Class I	102,925	1,732,234

		3,081,408

Payment for shares redeemed
Class A	(1,388,006)	(26,205,847)
Class B	(3,432)	(62,899)
Class C	(1,048)	(20,531)
Class I	(2,021,923)	(37,894,372)

		(64,183,649)

Net increase in net assets resulting from capital share transactions		39,577,724

Total increase in net assets		85,592,065
Net Assets
Beginning of period		191,212,883

End of period		$ 276,804,948

Undistributed net investment income		$ 1,592,742

(a) As of the close of business on June 14, 2002, the assets and liabilities of Wachovia Special Values Fund were acquired by Evergreen Special Values Fund. Shareholders of Wachovia Special Values Fund Class A, Class B, Class C and Class Y became owners of that number of shares of Evergreen Special Values Fund Class A, Class B, Class C and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of Wachovia Special Values Fund immediately prior to the close of business on June 14, 2002. Wachovia Special Values Fund is the accounting and performance survivor. Its basis of accounting for assets and liabilities and its operating results for the period prior to June 17, 2002 have been carried forward.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Special Values Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed the liabilities of Wachovia Special Values Fund in exchange for Class A, Class B, Class C and Class I shares of the Fund. Since the Fund and Wachovia Special Values Fund were similar funds and Wachovia Special Values Fund contributed all of the net assets and shareholders, the basis of accounting for assets and liabilities and operating results for prior periods of Wachovia Special Values Fund were carried forward as the accounting and performance survivor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.80% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made. Total amounts subject to recoupment as of the six months ended January 31, 2003 were $48,565. During the six months ended January 31, 2003, the investment advisor waived its fees in the amount of $289,197 which represents 0.16% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended January 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2003, the Fund paid brokerage commissions of $49,676 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $175,252,204 and $67,350,746, respectively, for the six months ended January 31, 2003.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $407,473,766. The gross unrealized appreciation and depreciation on securities based on tax cost was $40,172,455 and $36,742,962, respectively, with a net unrealized appreciation of $3,429,493.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,159, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

562796   3/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034